Drilling rigs	12 Months Ended
Dec. 31, 2014
Drilling Rigs [Abstract]
Drilling units
Drilling rigs

(In millions of U.S. dollars)	December 31, 2014	December 31, 2013
Cost	4,079.7	3,322.2
Accumulated depreciation	(1,156.2)	(944.4)

Net book value	2,923.5	2,377.8

Additions in 2014 primarily related to the reclassification of West Linus from Newbuildings and expenditures for major additions and improvements to existing drilling rigs that extend the life of a drilling rig or increase functionality together with deferred long-term maintenance expenses on existing drilling units. Additions in 2013 primarily related to expenditure for major additions and improvements to existing drilling units that extend the life of a drilling rig or increase functionality together with deferred long term maintenance expenses on existing drilling rigs.

Depreciation and amortization expense was $212.2 million, $188.0 million and $162.8 million for the years ended December 31, 2014, 2013 and 2012 respectively.